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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                           July 4, 1998


                         PROFFITT'S, INC.
      (Exact name of registrant as specified in its charter)


                Tennessee          1-13113            62-0331040
        (State of incorporation)   (Commission      (I.R.S. Employer
                                  File Number)     Identification No.)

                750 Lakeshore Parkway
                 Birmingham, Alabama                     35211
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (423) 983-7000



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Item 5.  Other Events.

     On July 5, 1998, Proffitt's, Inc. and Saks Holdings, Inc. jointly announced the signing of an Agreement and Plan of Merger. Pursuant to General Instruction F to Form 8-K, the following information is incorporated herein by reference and is attached hereto: (i) Agreement and Plan of Merger among Proffitt's, Inc., Fifth Merger Corporation and Saks Holdings, Inc. dated July 4, 1998 (Exhibit 2); (ii) Registration Rights Agreement dated July 4, 1998 (Exhibit 4.1); (iii) Stockholders' Agreement dated July 4, 1998 (Exhibit 4.2); (iv) press release dated July 5, 1998 (Exhibit 99.1); and (iii) Analysts' Conference Call Script (Exhibit 99.2).

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


    Exhibit
    Number       Description
       2         Agreement and Plan of Merger dated July 4,
                 1998, among Proffitt's, Inc., Fifth Merger
                 Corporation and Saks Holdings, Inc.


      4.1        Registration Rights Agreement dated July 4,
                 1998, among Proffitt's, Inc. and certain specified stockholders of Saks Holdings,
                 Inc.

      4.2 Stockholders' Agreement dated July 4, 1998, among Proffitt's, Inc., Saks Fifth Avenue Holdings II Ltd, Saks Fifth Avenue Investments II Ltd., SFA Folio Limited, SFA Label Limited, SFA Collection Limited, SFA Designer Limited, Flair Limited, Chase Nominees (Guernsey) Ltd., Saks Investments Limited, Saks Equity Limited, SFA Capital Limited, Ballet Limited, Denary Limited, Gleam Limited, Highlands Limited, Noble Limited, Outrigger Limited, Quill Limited, Radial Limited, Shoreline Limited, and Zinnia Limited.

     99.1        Press release dated July 5, 1998 announcing
                 Merger Agreement among Proffitt's, Inc.,
                 Fifth Merger Corporation and Saks Holdings,
                 Inc.

     99.2                  Analysts' Conference Call Script


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PROFFITT'S, INC.

Date: July 8, 1998



                              By:  /s/ Brian J. Martin
                                   _______________________________
                                   Brian J. Martin, Executive Vice
                                   President of Law